UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 29, 2013

ITC^DELTACOM, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State of Incorporation)	0-23253 (Commission File Number)	58-2301135 (I.R.S. Employer Identification No.)

1375 Peachtree St., Atlanta, Georgia	30309
(Address of principal executive offices)	(Zip Code)

(404) 815-0770

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.  Termination of a Material Definitive Agreement

Discharge of ITC^DeltaCom Indenture

On May 29, 2013, ITC^DeltaCom, Inc. (“ITC^DeltaCom”), following the delivery of the notice of redemption regarding the 10.5% Senior Secured Notes due 2016 (the “ITC^DeltaCom Notes”), has deposited (or caused to be deposited) in trust with The Bank of New York Mellon Trust Company, N.A., as trustee, sufficient funds to satisfy the payment of the principal of, premium, if any, and accrued interest on the ITC^DeltaCom Notes to June 28, 2013 (the “Redemption Date”) pursuant to the terms of an irrevocable trust agreement.  Upon the consummation of such deposit and the delivery of such other documents as are required by Section 8.01 of the ITC^DeltaCom Indenture, all of ITC^DeltaCom’s remaining obligations under the Indenture dated April 9, 2010 between ITC^DeltaCom, the guarantor parties thereto and The Bank of New York Mellon Trust Company, N.A., as trustee (the “ITC^DeltaCom Indenture”) have been terminated.

Item 8.01.  Other Events

Tender Offer Early Settlement Results

On May 29, 2013, EarthLink, Inc., as the parent company of ITC^DeltaCom, issued a press release announcing the current results of the previously announced Tender Offer and consent solicitation relating to the ITC^DeltaCom Notes. As of 5:00 p.m., New York City time, on May 28, 2013 (the “Consent Expiration”) an aggregate of $129,672,000 principal amount (or 44.36%) of the ITC^DeltaCom Notes had been validly tendered. On May 29, 2013, ITC^DeltaCom accepted for purchase all of the ITC^DeltaCom Notes validly tendered prior to the Consent Expiration. The total consideration for the ITC^DeltaCom Notes tendered prior to the Consent Expiration is equal to $1,058.75 per $1,000 principal amount validly tendered. The Tender Offer is scheduled to expire at 11:59 p.m., New York City time, on June 12, 2013, unless extended or earlier terminated. In accepting for purchase all of the ITC^DeltaCom Notes validly tendered and not validly withdrawn prior to the Consent Expiration, ITC^DeltaCom has waived the Supplemental Indenture Condition (as defined and described in the Offer to Purchase). A copy of the related press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Notice of Redemption for ITC^DeltaCom Notes

On May 29, 2013, ITC^DeltaCom exercised its right under the ITC^DeltaCom Indenture to call for the redemption of all of the ITC^DeltaCom Notes.  ITC^DeltaCom intends to redeem (the “Redemption”) all of the ITC^DeltaCom Notes that remain outstanding following the Tender Offer on the Redemption Date.  The redemption price for the Redemption Notes will be equal to 105.250% of the principal amount thereof, plus accrued and unpaid interest to the Redemption Date.   A copy of the related press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated May 29, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITC^DeltaCom, INC.

	By:	/s/ Bradley A. Ferguson
Bradley A. Ferguson
Executive Vice President,
Chief Financial Officer

Date: May 29, 2013

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 29, 2013